                    EXHIBIT 99 - AGREEMENT AND PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

         Agreement entered into as of January 8, 2002 by and among Gamogen, Inc., a New York corporation ("Gamogen"), Gamogen Newco, Inc., a Delaware corporation ("Newco"), Southridge Group, LLC, a Nevada limited liability company ("Southridge"), CDM Interactive, Inc., a California corporation ("Interactive"), and CDMI Productions, Inc., a Delaware corporation ("CDMI"). Gamogen, Newco, Southridge, Interactive and CDMI are referred to collectively herein as the "Parties."

         Southridge currently owns 1,051,100 issued and outstanding shares of common stock of Gamogen. Gamogen owns all of the issued and outstanding shares of common stock of Newco. CDMI has 2,169,689 shares of common stock issued and outstanding, all of which are owned by Interactive.

         CDMI is a development stage company that has recently been organized to produce feature length motion pictures at low or moderate cost. CDMI Productions, Inc. proposes to enter into distribution agreements with domestic theatrical, European theatrical, video, DVD, Internet, and international theatrical distribution markets. In addition, CDMI proposes to provide sound stages, production facilities as well as specialized equipment to the entertainment industry.

         CDMI's assets will include an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal). The COMPLEXO proposes to be a world-class, state-of-the-art, self-contained entertainment production facility. The COMPLEXO is intended to be the major production center of the Iberian Peninsula, creating television, commercial and film product not only for the European Union, but also for export to the United States and to Brazil.

         This Agreement contemplates a tax-free merger of CDMI with and into Newco in a reorganization pursuant to Code ss.368. CDMI Stockholders will receive capital stock in Gamogen in exchange for their capital stock in CDMI, and CDMI will become a wholly-owned subsidiary of Gamogen. In addition, the Parties desire that Gamogen distribute the shares of its current subsidiary Gyneco, Inc. so that the Gamogen/CDMI combination does not include Gyneco and any possible contingent liabilities in Gyneco, Inc. The Parties expect that the Merger will further certain of their business objectives (including, without limitation, the continuation of CDMI affiliates' business in the film and entertainment industry).

         Now, therefore, in consideration of the foregoing recitals, and the promises, representations, warranties, and covenants herein contained, the Parties agree as follows.

     1. Definitions. The following terms have the meanings set forth below:

         "Gamogen Share" means any share of the Common Stock, $.01 par value per share, of the Gamogen.

         "Dissenting Share" means any CDMI Share which any stockholder who or which has exercised his or its appraisal rights under the Delaware General Corporation Law holds of record.

         "Requisite Gamogen Stockholder Approval" means the affirmative vote or written consent of the holders of two-thirds of the Gamogen Shares in favor of this Agreement, the Merger and the other transactions herein.

         "SEC" means the Securities and Exchange Commission.

         "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "CDMI Share" means any share of the Common Stock, $.001 par value per share, of CDMI.

     2. Basic Transaction.

         (a) Spin-off; Stock Purchase; and Merger. At the Closing, on and subject to the terms and conditions of this Agreement, the following transactions will occur:

             i. First, Gamogen shall spin-off and distribute the shares of its wholly owned subsidiary, Gyneco, Inc., to Gamogen's stockholders as of the record date of November 25, 2001 (provided, however, that if the SEC objects to the spin-off it shall not occur); if the SEC does not allow the spin-off, then Gyneco, Inc. shall be dissolved (or otherwise disposed of in a way that will not result in Gamogen or the Surviving Corporation incurring Gyneco's liabilities) as soon thereafter as practicable;

             ii. Second, Interactive shall purchase 1,500,000 shares of Gamogen and Southridge shall purchase 950,000 shares of Gamogen, in each case in exchange for payment of a purchase price of $.10 per share, and Gamogen shall issue such shares to Interactive and Southridge, respectively;

             iii. Third, Southridge shall pay Gamogen $55,000 as a partial payment of a note it owes Gamogen, and the balance of such note shall be discharged at the time and in the manner determined between Gamogen's Board and Southridge; and

             iv. Fourth, CDMI will merge with and into Newco (the "Merger") at the Effective Time. CDMI shall be the corporation surviving the Merger (the "Surviving Corporation"), and shall thereby become a wholly-owned subsidiary of Gamogen.

         (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Grippo & Elden, in Chicago, Illinois (or by signatures delivered by fax), commencing at 9:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than thirty-five days and not later than ninety days after the date hereof. On the date of this Agreement, Southridge and Interactive shall deposit with Gamogen's counsel or Gamogen the funds they must pay at Closing pursuant to paragraph (a) above; such funds shall be held in counsel's client funds account or by Gamogen in escrow and paid to Gamogen as part of the Closing or returned to the depositor if the Closing does not take place.

         (c) Actions at the Closing. At the Closing, the transactions described in paragraph (a) above shall take place in the order described therein. At the Closing, (i) CDMI will deliver to Gamogen non-competition agreements executed by Interactive and Carlos and Marcos DeMattos prohibiting them from engaging in the film production business for five years (other than through Gamogen), and a consulting agreement with Carlos DeMattos providing for him to render up to 20 hours per week of consulting services regarding film production for a period of one year (renewable by mutual consent) in exchange for a fee of $65,000 per year per plus reimbursement of reasonable out-of-pocket expenses and a car allowance of up to $500 per month, a certified charter, certificates of good standing in Delaware and California, an officer's certificate certifying the adoption of Board and stockholder resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other certificates, instruments, and documents reasonably requested by Gamogen, (ii) Gamogen will deliver to CDMI, with respect to both Gamogen and Newco, a certified charter, a certificate of good standing in New York (Gamogen only), executed counterparts (in its capacity as parent of the Surviving Corporation) of the non-competition and consulting agreements referred to in clause (i) above, an officer's certificate certifying the adoption of Board and stockholders resolutions approving the transactions herein and other matters customarily addressed by such certificates, and such other various certificates, instruments, and documents reasonably requested by CDMI, (iii) Gamogen and CDMI will file with the Secretary of State of Delaware a Certificate of Merger in the form attached hereto as Exhibit A (the "Certificate of Merger"), and (iv) Gamogen will deliver to the Transfer Agent in the manner provided below in this Section 2 the certificates evidencing the CDMI Shares issued pursuant to paragraphs (a)(ii) above and (d)(v) below. Any terms of the consulting and non-competition agreements not provided for herein will be commercially reasonable terms mutually agreeable to the parties.

         (d) Effect of Merger.

             i. General. The Merger shall become effective at the time (the "Effective Time") Newco and CDMI file the Certificate of Merger with the Secretary of State of Delaware. The Merger shall have the effect set forth in the Delaware General Corporation Law. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either Newco or CDMI in order to carry out and effectuate the transactions contemplated by this Agreement.

             ii. Certificate of Incorporation. The Certificate of Incorporation of CDMI in effect at and as of the Effective Time will remain the Certificate of Incorporation of the Surviving Corporation without any modification or amendment in the Merger.

             iii. Bylaws. The Bylaws of CDMI in effect at and as of the Effective Time will remain the Bylaws of the Surviving Corporation without any modification or amendment in the Merger.

             iv. Directors and Officers. The directors and officers of CDMI in office at and as of the Effective Time will be the directors and officers of the Surviving Corporation; and the directors and officers of Gamogen shall resign and be replaced by individuals designated by

CDMI. At the Closing, Southridge and Interactive shall enter into a mutually acceptable voting agreement providing for each of them to vote all shares of the Surviving Corporation which they own of record or beneficially (determined in accordance with Regulation 13D under the Securities Exchange Act) for the election of such persons or, in the event any such person is unwilling to be a director or in the event of a vacancy on the Board, for the election of another person selected by a majority of the directors then in office.

             v. Conversion of Shares. At and as of the Effective Time,

                (1) each issued and outstanding share of Newco common stock shall be converted into one share of the Surviving Corporation,

                (2) each issued and outstanding CDMI Share (other than
                    Dissenting Shares) shall be converted into the right to receive one share of Gamogen, and

                (3) each Dissenting Share shall be converted into the right to receive payment from the Surviving Corporation with respect thereto in accordance with the provisions of the Delaware General Corporation Law. No Newco share, Gamogen Share or CDMI Share shall be deemed to be outstanding or to have any rights other than those set forth above in this Section 2(d)(v) after the Effective Time.

         (e) Procedure for Payment. Immediately prior to the Effective Time, Gamogen will furnish to OTC Corporate Transfer Service Company (the "Transfer Agent") stock certificates representing the number of Gamogen Shares which must be issued pursuant to paragraph (d) above.

     3. Representations and Warranties of CDMI. CDMI represents and warrants to Gamogen that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3).

         (a) Organization, Qualification, and Corporate Power. CDMI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. CDMI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required. CDMI has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.

         (b) Capitalization. The entire authorized capital stock of CDMI consists of 10,000,000 CDMI Shares and 5,000,000 shares of preferred stock, of which 2,169,689 CDMI Shares are issued and outstanding and no shares of preferred stock are issued and outstanding and no shares are held in treasury. All of the issued and outstanding CDMI Shares have been duly authorized and are validly issued, fully paid, and nonassessable. There are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require CDMI to issue, sell, or otherwise cause to become outstanding any of its capital stock. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to CDMI.

         (c) Authorization of Transaction. CDMI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the CDMI, enforceable in accordance with its terms and conditions.

         (d) Noncontravention. To the knowledge of any director or officer of CDMI, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which CDMI is subject or any provision of the charter or bylaws of CDMI, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which CDMI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets). To the knowledge of any director or officer of CDMI, and other than in connection with the provisions of the Delaware General Corporation Law, the Securities Exchange Act, and the state securities laws, CDMI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

         (e) Financial Statements. CDMI has total assets not exceeding $10,000 consisting of cash and an option (exercisable for one year after the date hereof for an exercise price of $100) to acquire from Luso American Securities (Portugal) its 20% interest in the COMPLEXO in Cascais, Portugal, as described in the ACORDO, dated November 23, 2000 between A. Santo and Luso American Securities (Portugal) (a true and correct copy of which has been provided to Gamogen) and total liabilities not exceeding $5,000 and only de minimis income. Except as set forth in the first sentence of this paragraph (e), CDMI has no any liability (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due).

         (f) Brokers' Fees. CDMI has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

         (g) Continuity of Business Enterprise. CDMI operates at least one significant historic business line, or owns at least a significant portion of its historic business assets, in each case within the meaning of Reg.ss.1.368-1(d).

         (h) Disclosure. None of the information that CDMI will supply specifically for use in the Gamogen information statement will contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading.

     4. Representations and Warranties of Gamogen. Gamogen represents and warrants to CDMI that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4).

         (a) Organization. Gamogen and Newco are each a corporation duly organized, validly existing, and in good standing under the laws of the State of New York and Delaware, respectively.

         (b) Capitalization. The entire authorized capital stock of the Gamogen consists of 50,000,000 Gamogen Shares, of which 1,380,311 Gamogen Shares are issued and outstanding as of the date of this Agreement, 1,000,000 shares of preferred stock none of which are issued and outstanding, and no Gamogen Shares are held in treasury. Newco's issued and outstanding capital stock consists of 1,000 shares of common stock, all of which are owned by Gamogen. All of the Gamogen Shares to be issued in the sale to Southridge and Interactive pursuant to Section 2(a)(ii) and pursuant to the Merger have been duly authorized and by the Closing will be validly issued, fully paid, and nonassessable. Gamogen shall contribute to Newco sufficient shares to allow Newco to meet its obligations pursuant to Section 2(d)(v) hereto.

         (c) Authorization of Transaction. Gamogen and Newco each has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder; provided, however, that Gamogen cannot consummate the transactions in Section 2 unless and until it receives the Requisite Gamogen Stockholder Approval. This Agreement constitutes the valid and legally binding obligation of Gamogen and Newco, enforceable in accordance with its terms and conditions.

         (d) Noncontravention. To the knowledge of any director or officer of Gamogen, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, judgment, order, ruling, or other restriction of any government, governmental agency, or court to which Gamogen or Newco is subject or any provision of the charter or bylaws of Gamogen or Newco, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Gamogen or Newco is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any security interest upon any of its assets). To the knowledge of any director or officer of Gamogen, and other than in connection with the provisions of the New York Business Corporation Law, the Securities Exchange Act, and the state securities laws, neither Gamogen nor Newco needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

         (e) Brokers' Fees. Gamogen does not have any liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

         (f) Disclosure. Gamogen's filings with the Securities and Exchange Commission under the Securities Exchange Act during 2001, and the Gamogen information statement, have complied and will comply with the Securities Exchange Act in all material respects. Such Gamogen SEC filings have not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they will be made, not misleading; provided, however, that Gamogen makes no representation or warranty with respect to any information that CDMI will supply specifically for use in the Gamogen information statement.

     5. Covenants. The Parties agree as follows with respect to the period from and after the execution of this Agreement.

         (a) General. Each of the Parties will use its reasonable commercial efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 6 below). Without limiting the generality of the foregoing, the Parties agree to make any amendments to this Agreement necessary to minimize adverse tax consequences of the transactions herein upon Gamogen or its stockholders.

         (b) Notices and Consents. The Parties will give any notices to third parties, and will use its reasonable commercial efforts to obtain any third party consents, that Gamogen or CDMI reasonably may request in connection with the matters referred to in Section 3(d) above.

         (c) Regulatory Matters and Approvals. Each of the Parties will give any notices to, make any filings with, and use its reasonable commercial efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(d) and Section 4(d) above. Such filings shall include, without limitation, Gamogen preparing and filing with the SEC a preliminary and definitive information statement materials under the Securities Exchange Act relating to the Stockholder Action. Each Party will provide the other Parties with whatever information and assistance in connection with the foregoing filings that the filing Party reasonably may request.

         (d) Stockholder Action. Gamogen will call a special meeting of its stockholders or the Requisite Gamogen Stockholder Approval will be effected by written consent without a meeting (the "Stockholder Action") as soon as reasonably practicable in order to approve the transactions contemplated by this Agreement. The other Parties will take such actions as may be necessary to fully approve the transactions contemplated by this Agreement by all requisite Board and stockholder action. Gamogen will mail the information statement to its stockholders as soon as reasonably practicable. The information statement will, to the extent necessary, contain the affirmative recommendations of Gamogen's Board in favor of the adoption of this Agreement and the approval of the transactions herein; provided, however, that no director or officer of Gamogen shall be required to violate any fiduciary duty or other requirement imposed by law in connection therewith.

         (e) Operation of Business. Gamogen, Newco and CDMI will not engage in any practice, take any action, or enter into any transaction outside the ordinary course of business, and will not effect any change in its capital structure other than as contemplated in this Agreement.

         (f) Full Access; Confidentiality. Gamogen, Newco and CDMI will permit their respective representatives to have full access to all premises, properties, personnel, books, records

(including tax records), contracts, and documents of or pertaining to their respective business and corporations. This Agreement, the transactions it describes, and all other proprietary or confidential information about one Party that is provided to another Party, are and shall remain confidential and shall not be used for any purpose other than to facilitate the transactions described herein. Each Party's employees, directors and professional advisors shall be advised of the confidential nature of such information. Notwithstanding the foregoing, such information may be disclosed in Gamogen's filings with the SEC to the extent required by applicable law; and the following information shall not be subject to the foregoing restrictions of confidentiality and non-use: information which is or becomes part of the public domain without fault of the party receiving such information, information which the receiving party obtains from another source who is not in breach of any duty of confidentiality to the other party and information which a receiving party is legally compelled to disclose provided such party gives the other party notice of such requirement and an opportunity to obtain a protective order or similar limitation.

         (g) Notice of Developments. Each Party will give prompt written notice to the other of any material adverse development causing a breach of any of its own representations and warranties in Section 3 and Section 4 above.

     6. Exclusivity. Each Party agrees not to directly or indirectly (a) solicit any inquiries or proposals for the acquisition by any third party of a material amount of securities or assets from such party, or to engage in a merger, consolidation, share exchange or similar business combination involving such party (collectively, a "Third Party Transaction"), or (b) furnish information to a third party relating to a possible Third Party Transaction, or engage in negotiations or discussions relating to a Third Party Transaction. Each Party shall promptly advise the other of any inquiry or proposal concerning a possible Third Party Transaction and any pending discussions concerning a Third Party Transaction shall be terminated forthwith.

     7. Indemnification. Gamogen will observe any indemnification provisions now existing in its Certificate of Incorporation or Bylaws for the benefit of any individual who served as a director or officer of Gamogen or Newco at any time prior to the Effective Time, and the Surviving Corporation will observe similar provisions in its Certificate of Incorporation for the benefit of any individual who served as a director or officer of CDMI at any time prior to the Effective Time.

     8. Closing Conditions.

         (a) The obligation of each Party to consummate the transactions to be performed by such Party in connection with the Closing is subject to satisfaction of the following conditions:

             i. This Agreement, the Merger and the other transactions contemplated hereby shall have received the Requisite Gamogen Stockholder Approval;

             ii. Any necessary third party consents shall have been obtained;

             iii. The representations and warranties of Gamogen and CDMI shall be true and correct in all material respects at and as of the Closing Date;

             iv. Each other Party shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

             v. No action, suit, or proceeding shall be pending or threatened before any court or quasi-judicial or administrative agency of any federal, state or local jurisdiction or before any arbitrator wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (A) prevent consummation of any of the transactions contemplated by this Agreement, (B) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, (C) affect adversely the right of the Surviving Corporation to succeed to the rights, privileges and benefits of CDMI; and

             vi. Any filings with the SEC required to be made shall have been filed and the SEC shall not have issued any negative or adverse comments or taken any negative action thereon.

         (b) The obligation of Gamogen and Gamogen Newco to consummate the transactions to be performed by either of them in connection with the Closing is subject to the additional condition that Gamogen shall be satisfied in its discretion with its legal, financial and business due diligence with respect to CDMI's business plan and interests.

     9. Miscellaneous.

         (a) Survival. None of the representations, warranties, and covenants of the Parties will survive the Effective Time.

         (b) Press Releases and Public Announcements. No Party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law.

         (c) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         (d) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party, such approval not to be unreasonably withheld.

         (e) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         (f) Notices. All notices and other communications hereunder must be in writing, delivered by mail, overnight courier or fax, and addressed to the intended recipient as set forth below such Party's signature below. Any such notice or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

         (g) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of laws provision, except to the extent the New York Business Corporation Law governs the internal affairs of Gamogen.

         (h) Execution by Fax; Amendments. Any of the Parties may execute this Agreement through signature pages delivered by fax, in which case the Party so executing this Agreement shall promptly thereafter deliver its originally executed signature page (but the failure to do so shall not affect the binding nature of such Party's faxed signature). The Parties may mutually amend any provision of this Agreement at any time prior to the Effective Time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Parties.

         (i) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         (j) Expenses. Each of the Parties will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby; provided, however, that the foregoing shall not relieve a Party from liability for any breach hereof and provided further that Gamogen shall be responsible for all such legal, accounting and similar costs and expenses it incurred or accrued since November 28, 2001.

     10. Securities Representations.

         (a) Interactive represents and warrants that it is acquiring Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and any applicable state securities laws; and it has a pre-existing business relationship with Gamogen's controlling persons and has the capacity to protect its own interests in connection with the transactions hereunder.

         (b) Southridge represents and warrants that it is acquiring the Gamogen Shares pursuant to this Agreement for its own account and not with a view to the resale or distribution thereof except in compliance with the Securities Act of 1933 and applicable state securities laws; and it has a pre-existing business relationship with Gamogen and has the capacity to protect its own interests in connection with the transactions hereunder.

                  IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                            Gamogen, Inc.



                            By: /s/ Aaron A. Grunfeld
                                ---------------------------
                                    Aaron A. Grunfeld
                                    Its President



                            Gamogen Newco, Inc.



                            By: /s/ Aaron A. Grunfeld
                                ---------------------------
                                    Aaron A. Grunfeld
                                    Its President



                            Southridge Group, LLC



                            By: /s/ Yale Farar
                                ------------------
                                    Yale Farar
                                    Its Manager



                            CDM Interactive, Inc.



                            By: /s/ Carlos DeMattos
                                --------------------------
                                    Carlos DeMattos
                                    Its Chairman



                            CDMI Productions, Inc.



                            By: /s/ Carlos DeMattos
                                -------------------------
                                    Carlos DeMattos
                                    Its Chairman